Exhibit 4.1


                           SEE LEGEND ON REVERSE SIDE

  COMMON STOCK                                                      COMMON STOCK
                       SEE REVERSE FOR RESTRICTIVE LEGEND
     NUMBER                                                             SHARES


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF MINNESOTA


                               ATS MEDICAL, INC.               CUSIP 002083 10 3

         THIS CERTIFIES THAT


         is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE
                         PAR VALUE OF ONE CENT EACH, OF

 ===============================ATS MEDICAL, INC.===============================

transferable upon the books of the corporation by the holder thereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent

         WITNESS The facsimile signatures of its duly authorized officers.

Dated


         Richard W. Kramp                                    Manuel A. Villafana
                President                   Chairman and Chief Executive Officer

Countersigned: Norwest Bank Minnesota N.A.
               Transfer Agent
               Authorized Signature

            The issuer of these securities will furnish to any shareholder upon request and without charge, a full statement of the designation, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board of directors to determine the relative rights and preferences of subsequent classes or series.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common            UNIF GIFT MIN ACT-____Custodian____
TEN ENT  --  as tenants by the entireties                     (Cust)     (Minor)
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants       under Uniform Gifts to Minors
             in common
                                                   Act__________________________
                                                               (State)

     Additional abbreviations may also be used though not in the above list



         For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated_______________________


                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER